EXHIBIT 31.2(b)

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Oviedo, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of GeoMet, Inc. (“registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2012

By	/s/ Tony Oviedo
Tony Oviedo,
Chief Financial Officer